EXHIBIT 10.38

THE SECURITIES REFERRED TO HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OR (B) AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

______________________________________________

COPYTELE, INC.

SUBSCRIPTION AGREEMENT

_____________________________________________

This Subscription Agreement (this “Agreement”) is entered into by and between CopyTele, Inc., a Delaware corporation (the “Company”), and the subscriber listed on the signature page hereto (the “Subscriber”).

The Company is offering (the “Offering”) for sale of up to $5,000,000 principal amount of 8% Convertible Debenture due 2015 in the form attached hereto as Exhibit A (the “Debentures”), which are convertible into 6,667 shares of common stock, par value $.01 per share (the “Common Stock”), of the Company for each $1,000 principal amount of Debentures or up to 33,333,333 shares of Common Stock in the aggregate (the “Conversion Shares”) for a purchase price equal to the principal amount of the Debenture.  In addition, for each $1,000 principal amount of Debentures,  the Company will issue to the Subscriber, a Warrant in the form attached hereto as Exhibit B (the “Warrant”) to purchase 3,333 shares of Common Stock (the “Warrant Shares” and together with the Debentures, the Warrants and the Conversion Shares, collectively, the “Securities”).

The Subscriber understands that the Company has the right to reject any subscriptions tendered and to allocate the Debentures and Warrants to be issued among the various subscribers.  Any subscription amount that is not accepted by the Company as of the end of the Offering period will be returned promptly to the Subscriber without interest.  This Subscription Agreement is one of a series of subscription agreements and the sale of any Debentures and Warrants is not conditioned on the sale of any minimum amount of Debentures and Warrants.

In connection therewith, the Company and the Subscriber hereby agree as follows:

1.

Purchase and Sale of the Debentures and Warrants.  Upon the basis of the representations and warranties, and subject to the terms and conditions, set forth herein, the Company agrees to issue and sell the Debentures and the Warrants to the Subscriber on the Closing Date for the aggregate purchase price set forth on the signature page hereto (the “Subscription Price”), and the Subscriber irrevocably agrees to purchase the Debentures and the Warrants from the Company on the Closing Date at the Subscription Price.

2.

Closing.  The closing of the purchase and sale of the Debentures and Warrants shall take place at 10:00 a.m., New York City time, on January 9, 2013, at the offices of the Company at 900 Walt Whitman Road, Melville, New York 11747, or on such other date or at such other time or place as the Company and the Subscriber may agree upon in writing (such time and date of the closing being referred to herein as the “Closing Date”).  Upon payment of the Subscription Price in full in the form of cash or certified or bank check payable to the order of the Company, the Company will deliver to the Subscriber as promptly as practicable (but in no event later than fifteen (15) days following the date of payment in full of the Subscription Price) certificates representing the Debentures and Warrants, registered in the name of the Subscriber.

3.

Acceptance of Subscription.  The Subscriber understands and agrees that this subscription is made subject to the condition that the Debentures and Warrants to be issued and delivered on account of this subscription will be issued only in the name of and delivered only to the Subscriber.

4.

Agreements of the Company.

(a)

Use of Proceeds.  The Company agrees to use the net proceeds for working capital purposes.

(b)

Registration Rights.  The Subscriber shall be entitled to the registration rights with respect to the Conversion Shares and Warrant Shares as is set forth in Article IV of the Debentures.

5.

Representations and Warranties of the Company.  The Company represents and warrants that:

(a)

no consent, approval, authorization or order of any court, governmental agency or body or arbitrator having jurisdiction over the Company or any of the Company’s affiliates is required for the execution of this Agreement or the performance of the Company’s obligations hereunder, including, without limitation, the sale of the Debentures and Warrants to the Subscriber;

(b)

neither the sale of the Debentures or Warrants nor the performance of the Company’s other obligations pursuant to this Agreement will violate, conflict with, result in a breach of, or constitute a default (or an event that, with the giving of notice or the lapse of time or both, would constitute a default) under (i) the certificate of incorporation or bylaws of the Company, (ii) any decree, judgment, order or determination of any court, governmental agency or body, or arbitrator having jurisdiction over the Company or any of the Company’s properties or assets, (iii) any law, treaty, rule or regulation applicable to the Company or (iv) the terms of any bond, debenture, note or other evidence of indebtedness, or any agreement, stock option or other similar plan, indenture, lease, mortgage, deed or trust or other instrument to which the Company is a party or otherwise bound or to which any property of the Company is subject;

(c)

the Company has or, prior to the Closing, will have taken all corporate action required to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder;

(d)

the Company has duly authorized the issuance of the Securities;

(e)

the Conversion Shares and the Warrant Shares, when issued and delivered in accordance with the terms of the Company’s certificate of incorporation and the Debentures and the Warrants, as the case may be, will be duly and validly issued, fully paid and non-assessable, will not be subject to any preemptive or similar rights, and will be free and clear of any security interest, lien, claim or other encumbrance;

(f)

the sale of the Securities by the Company is not part of a plan or scheme to evade the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”);

(g)

neither the Company nor any person acting on behalf of the Company has offered or sold any of the Securities by any form of general solicitation or general advertising;

(h)

the Company has offered the Securities for sale only to “accredited investors,” as such term is defined in Rule 501(a) under the Securities Act, who by reason of their business and financial experience have such knowledge, sophistication and experience in business and financial matters as to be capable of evaluating the merits and risks of the investment in the Securities;

(i)

As of their respective dates, or to the extent corrected by a subsequent restatement, amendment or supplement, all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Exchange Act of 1934 (the “Exchange Act”), for the two years preceding the date hereof (the “SEC Reports”) complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Securities and Exchange Commission (the “SEC”) promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

(j)

the financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing (or to the extent corrected by a subsequent restatement).  Such financial statements have been prepared in accordance with United States generally accepted accounting principles (“GAAP”) applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries taken as a whole as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments; and

(k)

since the date of the latest audited financial statements included within the SEC Reports, and except as otherwise set forth in the SEC Reports, (i) the Company has not incurred any material liabilities, direct or contingent, and (ii) there has been no material adverse change in the properties, business, results of operations, condition (financial or other), affairs or prospects of the Company and its subsidiaries, taken as a whole.

The Company has not made any representations or warranties to the Subscriber, and the Subscriber has not relied upon any representations or warranties of the Company, except as expressly set forth in this Section 4.

6.

Representations and Warranties of the Subscriber. The Subscriber represents, warrants and agrees that:

(a)

the purchase of the Securities by the Subscriber is not part of a plan or scheme to evade the registration requirements of the Securities Act;

(b)

the Subscriber understands that the offering and sale of the Securities is intended to be exempt from registration under the Securities Act, by virtue of Section 4(2) thereof and the provisions of Regulation D (“Regulation D”) as promulgated by the SEC, based, in part, upon the representations, warranties and agreements of the Subscriber contained in this Subscription Agreement;

(c)

the Subscriber is, and on each date on which it converts the Debenture or exercises the Warrants will be, an “accredited investor,” as such term is defined in Rule 501(a) under the Securities Act, and that the Subscriber satisfies at least one of the categories of accredited investors as set forth on the Accredited Investor Questionnaire  attached hereto as Schedule 1;

(d)

the Subscriber, by reason of its business and financial experience, has such knowledge, sophistication and experience in business and financial matters as to be capable of evaluating the merits and risks of the investment in the Securities and, having had access to or having been furnished with all such information or documents as it has considered necessary (including, without limitation, the SEC Reports), has concluded that it is able to bear those risks;

(e)

The Subscriber has adequate means of providing for such Subscriber’s current financial needs and foreseeable contingencies and has no need for liquidity of its investment for an indefinite period of time;

(f)

the Subscriber confirms that, in making the Subscriber’s decision to purchase the Securities, the Subscriber and the Subscriber’s representatives have been given the opportunity to ask questions of and to receive answers from the Company concerning the Securities and the Company and all such questions have been answered to the full satisfaction of the Subscriber;

(g)

the Subscriber has independently evaluated the merits of its decision to purchase the Securities, and the Subscriber confirms and understands that nothing in this Agreement or any other materials presented by or on behalf of the Company to the Subscriber in connection with the purchase of the Securities constitutes legal, tax or investment advice. The Subscriber has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Securities;

(h)

the Subscriber understands that (i) the Securities are “restricted securities” and have not been registered under the Securities Act and may not be offered or sold unless registered under the Securities Act or an exemption from the registration requirements of the Securities Act is available, (ii) if any transfer of the Securities is to be made in reliance on an exemption under the Securities Act, the Company may require an opinion of counsel satisfactory to it that such transfer may be made pursuant to such exemption and (iii) so long as deemed appropriate by the Company, the Securities may bear any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form to the following effect:

“[NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED] [THESE SECURITIES HAVE NOT BEEN REGISTERED] UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES [ISSUABLE UPON EXERCISE OF THIS WARRANT] MAY NOT BE OFFERED FOR SALE, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OR (B) AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT”;

(i)

in making any subsequent offering or sale of the Securities, the Subscriber will be acting only for itself and not as part of a sale or planned distribution in violation of the Securities Act;

(j)

the Subscriber is unaware of, is in no way relying on, and did not become aware of the Offering through or as a result of, any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television, radio or the internet, in connection with the offering and sale of the Securities and is not subscribing for the Securities and did not become aware of the Offering through or as a result of any seminar or meeting to which the Subscriber was invited by, or any solicitation of a subscription by, a person not previously known to the Subscriber in connection with investments in securities generally;

(k)

the Subscriber understands that neither the SEC nor federal or state or other governmental agency has passed upon or made any recommendation or endorsement with respect to the Securities and that neither the SEC nor any state securities commission has approved the Securities, or passed upon or endorsed the merits of this offering of the Securities;

(l)

the Subscriber is purchasing the Debentures and the Warrants, and will acquire the Conversion Shares and the Warrant Shares, as principal for its own account and not with a view to, or for distributing or reselling the Securities, or any part thereof, in violation of the Securities Act or any applicable state securities laws.  The Subscriber acknowledges that the Securities have not been registered under the Securities Act or any applicable state securities law;

(m)

the Subscriber (i) does not presently have any agreement, plan or understanding, directly or indirectly, with any person or entity to distribute or effect any distribution of any of the Securities (or any securities which are derivatives thereof) or through any person or entity (ii) is not a registered broker-dealer under Section 15 of the Exchange Act or an entity engaged in a business that would require it to be so registered as a broker-dealer; and (iii) during the period of five (5) business days immediately prior to the execution of this Agreement, the Subscriber, did not, and from such date and through the expiration of the 90th day following the date hereof will not, directly or indirectly, execute or effect or cause to be executed or effected any short sale, option, or equity swap transaction in or with respect to the Common Stock or any other derivative security transaction the purpose or effect of which is to hedge or transfer to a third party all or any part of the risk of loss associated with the ownership of the Securities by the Subscriber;

(n)

no consent, approval, authorization or order of any court, governmental agency or body or arbitrator having jurisdiction over the Subscriber or any of the Subscriber’s affiliates is required for the execution of this Agreement or the performance of the Subscriber’s obligations hereunder, including, without limitation, the purchase of the Debentures and Warrants by the Subscriber;

(o)

If an entity, the Subscriber has its principal place of business or, if an individual, the Subscriber has its primary residence, in the jurisdiction set forth immediately below such Subscriber’s name on the signature pages hereto;

(p)

The Subscriber (i) if a natural person, represents that the Subscriber has reached the age of 21 and has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof; (ii) if a corporation, partnership, or limited liability company or partnership, or association, joint stock company, trust, unincorporated organization or other entity, represents that such entity was not formed for the specific purpose of acquiring the Securities, such entity is duly organized, validly existing and in good standing under the laws of the state of its organization, the consummation of the transactions contemplated hereby is authorized by, and will not result in a violation of state law or its charter or other organizational documents, such entity has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof and to purchase and hold the Securities, the execution and delivery of this Subscription Agreement has been duly authorized by all necessary action, this Subscription Agreement has been duly executed and delivered on behalf of such entity and is a legal, valid and binding obligation of such entity; or (iii) if executing this Subscription Agreement in a representative or fiduciary capacity, represents that it has full power and authority to execute and deliver this Subscription Agreement in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation, or limited liability company or partnership, or other entity for whom the Subscriber is executing this Subscription Agreement, and such individual, partnership, ward, trust, estate, corporation, or limited liability company or partnership, or other entity has full right and power to perform pursuant to this Subscription Agreement and make an investment in the Company, and represents that this Subscription Agreement constitutes a legal, valid and binding obligation of such entity. The execution and delivery of this Subscription Agreement will not violate or be in conflict with any order, judgment, injunction, agreement or controlling document to which the Subscriber is a party or by which it is bound;

(q)

(For Employee Retirement Income Security Act (“ERISA”) plans only)    The fiduciary of the ERISA plan (the “Plan”) represents that such fiduciary has been informed of and understands the Company’s investment objectives, policies and strategies, and that the decision to invest “plan assets” (as such term is defined in ERISA) in the Company is consistent with the provisions of ERISA that require diversification of plan assets and impose other fiduciary responsibilities.  The Subscriber fiduciary or Plan (a) is responsible for the decision to invest in the Company; (b) is independent of the Company or any of its affiliates; (c) is qualified to make such investment decision; and (d) in making such decision, the Subscriber fiduciary or Plan has not relied primarily on any advice or recommendation of the Company or any of its affiliates; and

(r)

The information set forth in this Agreement regarding the Subscriber is true, correct and complete.

The foregoing representations, warranties and undertakings are made by the Subscriber with the intent that they be relied upon in determining the Subscriber’s suitability as an investor in the Company, and the Subscriber hereby agrees that such representations and warranties shall survive the Subscriber’s purchase of the Securities.

If more than one person is signing this Subscription Agreement, each representation, warranty and undertaking made herein shall be a joint and several representation, warranty or undertaking of each such person.  If the Subscriber is a partnership, corporation, trust or other entity, the Subscriber has enclosed with this Agreement appropriate evidence of the authority of the individual executing this Agreement to act on behalf of the Subscriber.

7.

Conditions to Closing. The obligations of each party hereunder shall be subject to:

(a)

 the accuracy of the representations and warranties of the other party hereto as of the date hereof and as of the Closing Date, as if such representations and warranties had been made on and as of such date; and

(b)

the performance by the other party of its obligations hereunder.

8.

Indemnification.

(a)

The Company agrees to indemnify and hold harmless the Subscriber, each person, if any, who controls the Subscriber within the meaning of Section 15 of the Securities Act and each officer, director, employee and agent of the Subscriber and of any such controlling person against any and all losses, liabilities, claims, damages or expenses whatsoever, as incurred, arising out of or resulting from any breach or alleged breach or other violation or alleged violation of any representation, warranty, covenant or undertaking by the Company contained in this Agreement, and the Company will reimburse the Subscriber for its reasonable legal and other expenses (including the cost of any investigation and preparation, and including the reasonable fees and expenses of counsel) incurred in connection therewith.

(b)

The Subscriber agrees to indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act and each officer, director, employee and agent of the Company and of any such controlling person against any and all losses, liabilities, claims, damages or expenses whatsoever, as incurred, arising out of or resulting from any breach or alleged breach or other violation or alleged violation of any representation, warranty, covenant or undertaking by the Subscriber contained in this Agreement, and the Subscriber will reimburse the Company for its reasonable legal and other expenses (including the cost of any investigation and preparation, and including the reasonable fees and expenses of counsel) incurred in connection therewith.

9.

Survival of Representations and Warranties. The respective agreements, representations, warranties, indemnities and other statements made by or on behalf of each party hereto pursuant to this Agreement shall remain in full force and effect, regardless of any investigation made by or on behalf of any party, and shall survive delivery of any payment for the Subscription Price.

10.

Notices.  Any notice, demand or request required or permitted to be given by the Company or the Subscriber pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally, one day after being delivered to an overnight courier of national reputation for next day priority delivery, or by facsimile or electronic mail (with a hard copy to follow by delivery to a national reputation carrier for non-priority delivery), addressed to the parties at the addresses and/or facsimile telephone number/electronic mail address of the parties set forth at the end of this Agreement, or such other address as a party may request by notifying the other in writing.

11.

Miscellaneous.

(a)

This Agreement may be executed in one or more counterparts, and such counterparts shall constitute but one and the same agreement.

(b)

This Agreement shall inure to the benefit of and be binding upon the parties hereto, their respective successors and, with respect to the indemnification provisions hereof, each person entitled to indemnification hereunder, and no other person shall have any right or obligation hereunder. This Agreement shall not be assignable by any party hereto without the prior written consent of the other party hereto. Any assignment contrary to the terms hereof shall be null and void and of no force or effect.

(c)

This Agreement represents the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and can be amended, supplemented or changed, and any provision hereof can be waived, only by written instrument making specific reference to this Agreement signed by the party against whom enforcement of any such amendment, supplement, modification or waiver is sought.

(d)

Each provision of this Subscription Agreement shall be considered separable and, if for any reason any provision or provisions hereof are determined to be invalid or contrary to applicable law, such invalidity or illegality shall not impair the operation of or affect the remaining portions of this Subscription Agreement.

(e)

Each of the parties hereto shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Subscription Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated.

(f)

Paragraph titles are for descriptive purposes only and shall not control or alter the meaning of this Subscription Agreement as set forth in the text.

(g)

This Agreement shall be governed by the internal laws of the State of New York, without regard to conflicts of law.

*   *   *   *   *

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be executed and delivered as of the date first written above.

Date: January  __, 2013

Amount of Subscription:

(Minimum of $50,000)

Subscriber’s Name (please print)

Joint Subscriber’s Name (if applicable)

Social Security or Taxpayer

Subscriber’s Signature

Identification Number

Social Security or Taxpayer

Joint Subscriber’s Signature (if applicable)

Identification Number

Residence Address (for Individuals)/:

Mailing Address, if different

Business Address (for Entities)

from Residence/Busienss Address:

Telephone:

Facsimile:

Email:

NOTE TO SUBSCRIBER:  PLEASE COMPLETE THE ACCREDITED INVESTOR QUESTIONNAIRE ATTACHED AS  SCHEDULE 1.

Accepted:

COPYTELE, INC.

Date: January __, 2013

By:

Robert A. Berman

President and Chief Executive Officer

     Address: 900 Walt Whitman Road

      Melville, New York 11747

SCHEDULE 1

COPYTELE, INC.

ACCREDITED INVESTOR QUESTIONNAIRE

PART I – FOR NATURAL PERSONS

1.

Accredited Investors Status:  I am an Accredited Investor (as defined in Rule 501 of Regulation D promulgated under the Securities Act) because I certify that (check all appropriate descriptions that apply):

Initial _______

I am a natural person whose individual net worth, or joint net worth with my spouse, exceeds $1,000,000. For purposes of this item , “net worth” means the excess of total assets at fair market value (including personal and real property, but excluding the estimated fair market value of a person's primary home) over total liabilities. Total liabilities excludes any mortgage on the primary home in an amount of up to the home's estimated fair market value as long as the mortgage was incurred more than 60 days before the Securities are purchased, but includes (i) any mortgage amount in excess of the home's fair market value and (ii) any mortgage amount that was borrowed during the 60-day period before the closing date for the sale of Securities for the purpose of investing in the Securities.

Initial _______

I am a natural person who had individual income exceeding $200,000 (or joint income with my spouse exceeding $300,000) in each of the last two calendar years and I have a reasonable expectation of reaching the same income level in the current calendar year.

Initial _______

I am a director or executive officer of CopyTele, Inc.

2.

Employment and Business Experience

Present occupation:

Salary:

Do you own your own business or are you otherwise employed?

Name and type of business employed by or owned:

Description of responsibilities:

Length of service with present employer or length of ownership of present business:

Present title or position:

Length of service in present title or position:

Prior occupations, employment, and length of service during the past five (5) years:

Occupation	Name of Employer or Owned Business (and identify which)	Years of Service

Do you have any professional licenses or registrations, including bar admissions, accounting certificates, real estate brokerage licenses, investment adviser registrations and SEC or state broker-dealer registrations? Yes: ____________ No: ____________

If yes, please list such licenses or registrations, the date(s) you received the same, and whether they are in good standing:

3.

Education (college and postgraduate)

Institution Attended	Degree	Dates of Attendance

4.

Current Investment Objectives

My current investment objectives (indicate applicability and priority) are:

Current income:

Appreciation:

Tax Shelter:

Other:

5.

Other Relevant Information

Please describe any additional information that reflects your knowledge and experience in business, financial, or investment matters and your ability to evaluate the merits and risks of this investment.

PART II – FOR ENTITIES

1.

Accredited Investors Status:  The Subscriber is an Accredited Investor (as defined in Rule 501 of Regulation D promulgated under the Securities Act) because it certifies that (check all appropriate descriptions that apply):

Initial _______

A bank, as defined in Section 3(a)(2) of the Securities Act or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in an individual or a fiduciary capacity.

Initial _______

A broker or dealer registered under Section 15 of the Securities Exchange Act of 1934, as amended.

Initial _______

An insurance company, as defined in Section 2(13) of the Securities Act.

Initial _______

An investment company registered under the Investment Company Act of 1940 or a business development company, as defined in Section 2(a)(48) of that act.

Initial _______

A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

Initial _______

A plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if the plan has total assets in excess of $5 million.

Initial _______

An employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is being made by a plan fiduciary, as defined in Section 3(21) of such act, and the plan fiduciary is either a bank, an insurance company, or a registered investment adviser, or if the employee benefit plan has total assets in excess of $5 million.

Initial _______

A private business development company, as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

Initial _______

A corporation, Massachusetts or similar business trust, or partnership, or an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, that was not formed for the specific purpose of acquiring the Securities, and that has total assets in excess of $5 million.

Initial _______

A trust with total assets in excess of $5 million not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the Securities Act.

Initial _______

An entity in which all of the equity owners are accredited investors and meet the criteria listed in Part I, Section 1 of this Questionnaire (and please list all equity owners and provide a Questionnaire for each such person).

2.

General Information

Name of Entity:

Address of Principal Office:

Type of Organization:

Date and State of Organization:

3.

Business

Major Segments of Operation:

Length of operation in each such segment:

Are you a reporting entity under the Securities Exchange Act of 1934, as amended?

____________ Yes ____________ No

If you are not a reporting entity, please provide the following:

(a) The names and business experience of each of your officers and directors, partners, or other control persons for the past five years. If additional space is required to answer any question, please attach separate pages to the back of this Questionnaire and identify all questions answered in this fashion by their respective question numbers.

(b) The educational background of each of your officers and directors, partners, or other control persons, including the institutions attended, the dates of attendance, and the degrees obtained by each. If additional space is required to answer any question, please attach separate pages to the back of this Questionnaire and identify all questions answered in this fashion by their respective question numbers.

 (c) Have each of your controlling persons complete Part I of this Questionnaire.

4.

Current Investment Objectives

The current investment objectives of the entity (indicate applicability and priority) are:

Current income:

Appreciation:

Tax Shelter:

Other:

5.

Other Relevant Information

Please describe any additional information that reflects your knowledge and experience in business, financial, or investment matters and your ability to evaluate the merits and risks of this investment. If additional space is required to answer any question, please attach separate pages to the back of this Questionnaire and identify all questions answered in this fashion by their respective question numbers.

EXHIBIT A

FORM OF DEBENTURE

EXHIBIT B

FORM OF WARRANT